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EXHIBIT 10.25
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                WAIVER AND SEVENTH AMENDMENT TO CREDIT AGREEMENT

     THIS WAIVER AND SEVENTH AMENDMENT TO CREDIT AGREEMENT ("Seventh Amendment") dated as of December 3, 1999 is by and among BALDWIN PIANO & ORGAN COMPANY, a Delaware corporation, (hereinafter, together with its successors in title and assigns called "Borrower" or "Baldwin"), FIFTH THIRD BANK, an Ohio banking corporation, as Agent (in such capacity, the "Agent"), FIFTH THIRD BANK ("Fifth Third"), as a Lender, and BANK ONE, INDIANA, N.A., formerly known as NBD BANK, N.A., a national banking association, ("Bank One") as a Lender, (Fifth Third and Bank One are hereinafter collectively the "Lenders" and each individually a "Lender").

                              PRELIMINARY STATEMENT
                              ---------------------

     WHEREAS, Borrower, Agent and Lenders have entered into a Credit Agreement dated as of October 16, 1997, as amended by a First Amendment dated as of October 16, 1997, a Second Amendment dated as of April 27, 1998, a Third Amendment dated June 19, 1998, a Fourth Amendment dated September 21, 1998, a Fifth Amendment dated January 29, 1999, and a Sixth Amendment dated July 15, 1999 (collectively, the "Credit Agreement"); and

     WHEREAS, Borrower has requested Agent and Lenders to make various revisions to the Credit Agreement as set forth herein; and

     WHEREAS, Borrower, Agent and Lenders now wish to amend the Credit Agreement in accordance with the terms and provisions hereof;

     NOW, THEREFORE, the parties hereto agree to supplement and amend the Credit Agreement upon such terms and conditions as follows:

     1. CAPITALIZED TERMS. All capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement unless the context hereof requires otherwise. Any definitions as capitalized terms set forth herein shall be deemed incorporated into the Credit Agreement as amended by this Seventh Amendment.

     2. DEFINITIONS. The following definition contained in Section 1.2 of the Credit Agreement is hereby amended and restated in its entirety as follows:

     "INTEREST RATE" means the rate of interest per annum equal to the Prime
Rate.

     3. WAIVER. (a) The Agent and the Lenders hereby consent to waive the application of Section 10.3(a)(iv) of the Credit Agreement solely as it relates to the four quarter period ending September 30, 1999; PROVIDED, HOWEVER, that this waiver shall expire on the earlier of (i) the date Lenders shall have received satisfactory evidence, in form and substance satisfactory to Lenders, of the sale by Borrower of all of the stock of Keyboard Acceptance Corporation (f/k/a BPO Finance

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Corporation), a Delaware corporation and a subsidiary of Borrower, pursuant to that certain Stock Purchase Agreement dated as of December 8, 1999 between Borrower and Deutsche Financial Services Corporation (the "Purchase Agreement"),
(ii) the failure of Borrower to consummate the transactions contemplated by the Purchase Agreement, and (iii) February 28, 2000.

     (b) The Agent and the Lenders hereby consent to waive the application of
Section 10.3(a)(iv) of the Credit Agreement solely as it relates to the four quarter period ending December 31, 1999; PROVIDED, HOWEVER, that this waiver shall expire on the earlier of (i) the date Lenders shall have received satisfactory evidence, in form and substance satisfactory to Lenders, of the sale by Borrower of all of the stock of Keyboard Acceptance Corporation (f/k/a BPO Finance Corporation), a Delaware corporation and a subsidiary of Borrower, pursuant to that certain Stock Purchase Agreement dated as of December 8, 1999 between Borrower and Deutsche Financial Services Corporation (the "Purchase Agreement"), (ii) the failure of Borrower to consummate the transactions contemplated by the Purchase Agreement, and (iii) February 28, 2000.

     4. Section 3.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

        "Section 3.1. TOTAL CREDIT FACILITY. In consideration of Baldwin's payment and performance of its Obligations and subject to the terms and conditions contained in this Credit Agreement, the Lenders agree to provide, and Baldwin agrees to accept, an aggregate credit facility of up to Thirty-Five Million and 00/100 Dollars ($35,000,000.00) (the "TOTAL CREDIT"), subject to the terms and conditions hereof (the "CREDIT FACILITY"). No Loans need be made by the Lenders if Baldwin is in Default or if there exists any Unmatured Default. This is an agreement regarding the extension of credit, and not the provision of goods or services."

     5. ELIGIBLE ACCOUNTS AND ELIGIBLE INVENTORY. Section 3.2(a)(i) and Section 3.2(a)(ii) of the Credit Agreement are hereby amended to in their entirety to read as follows:

        "(i) ELIGIBLE ACCOUNTS. On receipt of each Borrowing Base Certificate, in the form of Exhibit C, together with such supporting information as Agent may require from time to time (the "BORROWING BASE CERTIFICATE"), Agent will credit Baldwin with the lesser of: (i) eighty-five percent (85%) of the net amount of the Eligible Accounts which are, absent error or other discrepancy, listed in such Borrowing Base Certificate ("ELIGIBLE ACCOUNT AVAILABILITY"); and (ii) Fifteen Million and 00/100 Dollars ($15,000,000.00). For purposes hereof, the net amount of Eligible Accounts at any time shall be the face amount of such Eligible Accounts LESS any and all returns, discounts (which may, at Agent's option, be calculated on shortest terms), credits, rebates, allowances, or excise taxes of any nature at any time issued, owing, claimed by Account Debtors, granted, outstanding, or payable in connection with such Accounts at such time.
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             (ii) ELIGIBLE INVENTORY. On receipt of each Borrowing Base
          Certificate, Agent will credit Baldwin with the lesser of: (i) seventy-five percent (75%) of the Value of Eligible Inventory which is, absent error or other discrepancy, listed in such Borrowing Base Certificate, and (ii) Thirty Million Dollars and 00/100 Dollars ($30,000,000.00)."

     6. SALE OR TRANSFER OF ASSETS. Section 10.2(b) of the Term Loan Agreement is hereby amended in its entirety to read as follows:

        (b) SALE OR TRANSFER OF ASSETS. Except in the ordinary course of business or except as consented to in writing by Agent, or except for sales to a Lender or any affiliate thereof or except for sales to and by KAC as contemplated by the Permitted Securitization Documents, or except for sales to Deutsche Financial Services Corporation of finished inventory pursuant to the Amended and Restated Inventory Purchase and Consignment Agreement entered into by and between Borrower and Deutsche Financial Services Corporation as of June 30, 1998, as amended on January 13, 2000 which such agreement shall be in form and substance satisfactory to Agent, provided that, after giving effect to such sale, Deutsche Financial Services Corporation does not own Retail Consigned Goods (as defined therein) purchased from Borrower pursuant to this subsection with an aggregate value greater than $5,000,000 or Consigned Goods (as defined therein) purchased from Borrower pursuant to this subsection with an aggregate value greater than $20,000,000, Baldwin and the Subsidiaries will not sell, transfer, lease (including sale-leaseback) or otherwise dispose of all or any substantial part of their assets; provided, however, that any sales of Sold Accounts by Baldwin to KAC under the Permitted Securitization Documentation, and sales, contributions or other transfers of Sold Accounts under the Permitted Securitization Documentation by KAC, shall be permitted. This provision will not apply to any sale if the proceeds of such sale pay the Obligations in full.

     7. REAFFIRMATION OF COVENANTS, WARRANTIES AND REPRESENTATIONS. Borrower hereby agrees and covenants that all representations and warranties in the Credit Agreement, including without limitation all of those warranties and representations set forth in Article 9, are true and accurate as of the date hereof. Borrower further reaffirms all covenants in the Credit Agreement, and reaffirm each of the affirmative covenants set forth in Section 10.1, the negative covenants set forth in Section 10.2 and the financial covenants set forth in Section 10.3 thereof, as if fully set forth herein, except to the extent modified by this Seventh Amendment.

     8. CONDITIONS PRECEDENT TO CLOSING OF SEVENTH AMENDMENT. On or prior to the closing of the Seventh Amendment (hereinafter the "Seventh Amendment Closing Date"), each of the following conditions precedent shall have been satisfied:

          (a) PROOF OF CORPORATE AUTHORITY. Agent shall have received from Borrower copies, certified by a duly authorized officer to be true and complete on and as of the Seventh Amendment Closing Date, of records of all action taken by Borrower to authorize (i) the

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     execution and delivery of this Seventh Amendment and all other certificates, documents and instruments to which it is or is to become a party as contemplated or required by this Seventh Amendment, and (ii) its performance of all of its obligations under each of such documents.

          (b) DOCUMENTS. Each of the documents to be executed and delivered at the Seventh Amendment Closing and all other certificates, documents and instruments to be executed in connection herewith shall have been duly and properly authorized, executed and delivered by Borrower and shall be in full force and effect on and as of the Seventh Amendment Closing Date.

          (c) LEGALITY OF TRANSACTIONS. No change in applicable law shall have occurred as a consequence of which it shall have become and continue to be unlawful (i) for Agent and each Lender to perform any of its agreements or obligations under any of the Loan Documents, or (ii) for Borrower to perform any of its agreements or obligations under any of the Loan Documents.

          (d) PERFORMANCE, ETC. Except as set forth herein, Borrower shall have duly and properly performed, complied with and observed each of its covenants, agreements and obligations contained in each of the Loan Documents. Except as set forth herein, no event shall have occurred on or prior to the Seventh Amendment Closing Date, and no condition shall exist on the Seventh Amendment Closing Date, which constitutes a Default or an Event of Default.

          (e) CHANGES; NONE ADVERSE. Since the date of the most recent balance sheets of Borrower delivered to Agent, no changes shall have occurred in the assets, liabilities, financial condition, business, operations or prospects of Borrower which, individually or in the aggregate, are material to Borrower, and Agent shall have completed such review of the status of all current and pending legal issues as Agent shall deem necessary or appropriate.

     9. MISCELLANEOUS. (a) Borrower shall reimburse Agent for all fees and disbursements of legal counsel to Agent which shall have been incurred by Agent in connection with the preparation, negotiation, review, execution and delivery of this Seventh Amendment and the handling of any other matters incidental hereto.

        (b) All of the terms, conditions and provisions of the Agreement not herein modified shall remain in full force and effect. In the event a term, condition or provision of the Agreement conflicts with a term, condition or provision of this Seventh Amendment, the latter shall govern.

        (c) This Seventh Amendment shall be governed by and shall be construed and interpreted in accordance with the laws of the State of Ohio.
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        (d) This Seventh Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

        (e) This Seventh Amendment may be executed in several counterparts, each of which shall constitute an original, but all which together shall constitute one and the same agreement.

      [Remainder of page intentionally left blank. Signature page follows.]


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     IN WITNESS WHEREOF, this Seventh Amendment has been duly executed and delivered by or on behalf of each of the parties as of the day and in the year first above written.


                                     BALDWIN PIANO & ORGAN COMPANY,
                                     Borrower


                                     By: /s/ Duane Kimble
                                         ----------------------------------
                                     Name: Duane Kimble
                                           --------------------------------
                                     Title: Executive VP, CFO and Secretary
                                            -------------------------------



                                     FIFTH THIRD BANK, Agent


                                     By: /s/ Robert C. Ries
                                         ----------------------------------
                                     Name: Robert C. Ries
                                           --------------------------------
                                     Title: Vice President
                                            -------------------------------



                                     FIFTH THIRD BANK, Lender


                                     By: /s/ Robert C. Ries
                                         ----------------------------------
                                     Name: Robert C. Ries
                                           --------------------------------
                                     Title: Vice President
                                            -------------------------------



                                     BANK ONE, INDIANA, N. A., Lender


                                     By: /s/Edward C. Hathaway
                                         ---------------------------------
                                     Name: Edward C. Hathaway
                                           -------------------------------
                                     Title: First Vice President
                                            ------------------------------


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The undersigned, guarantors of the obligations of Baldwin Piano & Organ Company under the Credit Agreement, hereby acknowledge and accept the above Seventh Amendment and the terms and conditions therein.


SIGNATURE LEASING COMPANY



By: /s/ Duane Kimble
    ----------------------------------
Name: Duane Kimble
      --------------------------------
Title: Executive Vice President, CFO and Secretary
       -------------------------------------------



BALDWIN TRADING COMPANY



By: /s/ Duane Kimble
    ----------------------------------
Name: Duane Kimble
      --------------------------------
Title: Executive Vice President, CFO and Secretary
       -------------------------------------------



BALDWIN PIANO COMPANY (CANADA) LIMITED



By: /s/ Duane Kimble
    ----------------------------------
Name: Duane Kimble
      --------------------------------
Title: Executive Vice President, CFO and Secretary
       -------------------------------------------



THE WURLITZER COMPANY



By: /s/ Duane Kimble
    ----------------------------------
Name: Duane Kimble
      --------------------------------
Title: Executive Vice President, CFO and Secretary
       -------------------------------------------